U.S. SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d)

of The Securities Exchange Act Of 1934

Date of Report (Date of earliest event reported): June 9, 2020

OAKTREE STRATEGIC INCOME II, INC.

(Exact name of registrant as specified in charter)

Delaware	814-01281	83-0566439
(State or other jurisdiction of incorporation or registration)	(Commission File Number)	(IRS Employer Identification No.)

333 S. Grand Avenue, 28th Floor, Los Angeles, CA		90071
(Address of principal executive offices)		(Zip Code)

Registrant’s telephone number, including area code: (213) 830-6300

Not Applicable

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
N/A	N/A	N/A

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company  ☒

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act.  ☒

Item 1.01. Entry into a Material Definitive Agreement.

On June 9, 2020 (the “Closing Date”), Oaktree Strategic Income II, Inc. (the “Company”) entered into a loan and security agreement (the “Credit Agreement”) between the Company, as borrower, and City National Bank, as lender (“CNB”). The Credit Agreement provides for a senior secured revolving credit facility (the “Credit Facility”) of up to $50 million (the “Maximum Commitment”) in aggregate principal amount, subject to the lesser of (i) the borrowing base, which is an amount determined by applying different rates to eligible assets held by the Company based generally on the value of such assets or (ii) the Maximum Commitment. The maturity date of the Credit Facility is June 9, 2023. Borrowings under the Credit Facility bear interest at a rate equal to the London Interbank Offered Rate (“LIBOR”) for the selected period plus 3.00%. There is a non-usage fee of 50 basis points per year on the unused portion of the Credit Facility, payable annually, if on any anniversary of the Closing Date, the average daily utilization of the Credit Facility is less than $25,000,000 over the prior 365-day period.

The Credit Facility is secured by a first priority security interest in substantially all of the Company’s assets, including its portfolio investments. The Company has made customary representations and warranties and is required to comply with various affirmative and negative covenants, reporting requirements and other customary requirements for similar credit facilities. The borrowings of the Company, including under the Credit Facility, are subject to the leverage restrictions contained in the Investment Company Act of 1940, as amended.

The description above is only a summary of the material provisions of the Credit Agreement and is qualified in its entirety by reference to the Credit Agreement, which is filed as Exhibit 10.1 to this current report on Form 8-K and incorporated by reference herein.

Item 2.03. Creation of a Direct Financial Obligation or an Obligation under an Off-Balance Sheet Arrangement of a Registrant.

The information set forth in Item 1.01 is hereby incorporated by reference to this Item 2.03.

Item 9.01. Financial Statements and Exhibits.

(d) Exhibits

Exhibit No.	Description

10.1	Loan and Security Agreement, dated as of June 9, 2020, by and between Oaktree Strategic Income II, Inc., as borrower, and City National Bank, as lender.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

OAKTREE STRATEGIC INCOME II, INC.

Date: June 12, 2020	By:	/s/ Mathew Pendo
		Name:	Mathew Pendo
		Title:	President and Chief Operating Officer